UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21650

ASA Gold and Precious Metals Limited
(Exact name of registrant as specified in charter)

400 S. El Camino Real, Suite 710, San Mateo, CA	94402
(Address of principal executive offices)	(Zip code)

JP Morgan Chase Bank, N.A.
3 MetroTech Center, 6th Floor
Brooklyn, New York 11245
(Name and address of agent for service)

Registrant's telephone number, including area code:	650-376-3135

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2012

Item 1. Report of Stockholders

ASA Gold and Precious Metals Limited

Annual Report and Consolidated Financial Statements

November 2012

ASA Gold and Precious Metals Limited

Annual Report and
Consolidated Financial Statements

November 30, 2012

Table of Contents

Letter to shareholders 2
Forward-looking statements 6
Certain investment policies and restrictions 7
Report of independent registered public accounting firm 7
Consolidated schedules of investments 8
Portfolio statistics 10
Principal portfolio changes 10
Consolidated statements of assets and liabilities 11
Consolidated statements of operations 12
Consolidated statements of changes in net assets 13
Notes to consolidated financial statements 14
Financial highlights 18
Certain tax information for U.S. shareholders 19
Dividend reinvestment and stock purchase plan 21
Privacy notice 21
Results of proposals presented at the annual general meeting of shareholders 22
Proxy voting 22
Form N-Q 22
Common share repurchased 22
Board of directors and officers 23
Other information 24

Letter to Shareholders

          The past fiscal year was the first in more than a decade that the gold price declined. The lack of gold price momentum, combined with rising operating costs and poor financial performance weighed on the share price performance of gold mining shares. The performance of ASA Gold and Precious Metals Limited (“ASA” or the “Company”) mirrored the performance of the broader gold mining industry with a total return of negative 24.2% based on its net asset value (NAV), including reinvested dividends, during the twelve months ended November 30, 2012 (fiscal year-end). The NAV of the Company was $24.18 per share at the fiscal year-end, versus $32.46 per share a year earlier. The closing price of ASA’s shares on the New York Stock Exchange (“NYSE”) on November 30, 2012 was $22.00, representing a share price discount to NAV of 9.0%. The share prices of closed-end funds, like ASA, are normally determined by trading activity in the open market and consequently may reflect a premium (higher than) or a discount (lower than) to its underlying NAV.

          For the fiscal year ended November 30, 2012, the total return based on ASA’s share price of negative 22.4% outperformed the total return of negative 23.9% for the FTSE Total Return Gold Mines Index. ASA’s share price outperformed the FTSE Gold Mines Total Return Index due to a combination of the return from the portfolio and a reduction in the discount at which ASA’s shares trade in the market. Despite the good relative performance of ASA’s share price, we remain disappointed with the performance of gold mining shares and gold bullion during the last twelve months. The gold price declined by 1.1% during the last fiscal year despite a sharp increase in government spending, continued quantitative easing, significant increases in gold ETF holdings and volatile currencies.

          ASA’s shares traded at an average discount of 7.8% during the last fiscal year, an improvement over the average discount of 8.8% during fiscal year 2011. This improving trend is believed to be due to an increase in ASA’s continued marketing efforts, more active investment management and an effective discount management program enacted by the Board of Directors. As a result of the improvement in the discount, the Company did not acquire any shares in the market during the last year. Share repurchases are among the tools that the Board may utilize in an effort to help mitigate the discount. The Board continues to closely monitor the discount and undertakes a thorough review of the discount management program regularly.

          Management of ASA continued its ongoing due diligence by visiting the mining operations of numerous companies around the globe, including assets in Canada, the United States, Mexico, Guatemala and the Kyrgyz Republic. Additionally, we held hundreds of meetings with precious metals companies in our office in California, at their corporate headquarters and at industry events. We believe strongly that one cannot stay in touch with the investments in this industry without a significant commitment to due diligence. While this effort has a cost, ASA continues to maintain one of the lowest expense ratios in the industry.

          ASA has made distributions to shareholders continuously for 53 years. For the fiscal year ended November 30, 2012, ASA distributed $0.38 per share compared to $0.36 per share for the previous financial year. During the fiscal year, dividends received from gold mining companies continued to grow from the low levels witnessed during 2009 and 2010. After two years of underperformance from gold mining shares as compared to the performance of gold bullion, management of mining companies, who are dissatisfied with their share price performance, have realized that investors require a higher rate of return from mining shares than from an investment in gold bullion. As such, many of the senior gold producers announced increased dividends during the last year. Chart 1 illustrates the historical distributions to ASA shareholders since 2005. Distributions increased sharply in 2008 and 2009, largely due to the distribution of capital gains generated by the Company’s tender offers. We anticipate some improvement in income during 2013 as the gold mining industry faces the need to improve shareholder returns.

Chart 1: Historical Distributions and Sources

          Source: ASA Gold and Precious Metals Limited

Performance of Gold Mining Shares

          Over the long-term, a diversified portfolio of gold mining companies has outperformed the gold price due to growth inherent in operating companies combined with their ability to pay dividends. In the last two years, this relationship became increasingly strained as the share price performance of gold miners has failed to keep pace with rising gold prices. Chart 2 below illustrates the degree to which gold mining shares, as represented by the FTSE Gold Mines Total Return Index, underperformed gold bullion. Investors in mining shares witnessed a nearly 21.0% decline in the value of their investments during the last two years ended November 30, 2012, while those invested in gold bullion have seen the value of their portfolio increase by 24.8% during the same time period. Both junior and senior gold equities struggled to break-even from a performance standpoint and all but two companies in the index declined in value during 2012.

Chart 2: Performance of Gold Bullion vs. Gold Mining Companies Indexed to 100 Since December 1, 2010

          Source: ASA Gold and Precious Metals Limited, Bloomberg

          Numerous theories have been put forth for the disparity in the recent price performance of gold miners relative to gold bullion. Two key points, in our view, hold the answer to this divergence. First, we believe that gold bullion ETFs have increased the liquidity and ease of investing in gold bullion, which in turn has drawn growing interest from fund managers to the diversification benefits of adding gold to one’s portfolio. The increased ability to trade in gold bullion has commensurately reduced the demand for gold mining shares from managers looking for portfolio diversification through gold. However, gold is a non-interest paying, no-growth asset and, as such, gold bullion has historically underperformed mining shares over the longer term.

          The second reason for the disparity in performance has been the poor financial performance of the gold mining industry during the last two years. Inefficient allocation of capital, combined with increased operating costs, has depressed financial results for the industry and negatively affected investor interest in this sector. The performance of gold mining shares may also be attributed in part to a prevalent risk-averse attitude on the part of investors and generally slow economic growth rates.

Chart 3: Growth in Demand for Gold Bullion ETFs

          Source: ASA Gold and Precious Metals Limited, Bloomberg

          We believe that the degree of underperformance of gold miners as compared to gold bullion has resulted in the largest contraction in valuation multiples that this industry has witnessed in many decades. At present, we estimate that the larger and mid-capitalized gold producers are trading at approximately 0.7x the net present value of cash flows (NPV), in contrast to ratios as high as 1.5x NPV historically. At present valuations, we believe that gold mining equities may present an excellent opportunity to participate in the gold and precious metals sector. We believe that the issues of capital allocation and poor financial results are being addressed by mining companies, and that the next two years may see potential for a recovery in valuations.

South Africa

          Few countries are so endowed with an abundance of natural resources, an educated work force, and geographical benefits on which to build a vibrant economy as is South Africa. However, despite South Africa’s many advantages, it has somehow managed to squander many of its opportunities in recent years. The last twelve months have been especially difficult for the South African mining industry. The inability of the South African government to deliver on its social commitments over many years has fueled recent labor unrest and sporadic strikes within the mining industry. Over the last decade, the responsibility for educating the labor force and providing housing and security in the local communities in which the mining companies have operated has shifted from the government to the mining companies. As the government has been unable to deliver on its social commitments, labor unions have instead turned to the mining companies to provide some of the community revitalization, shifting the cost and burden for these programs onto the mining companies, and negatively affecting financial and share price performance.

          The violence that coincided with labor actions during 2012 has now entered a period of relative calm. Gold mining companies such as AngloGold Ashanti Limited and Gold Fields Limited have reported that most employees have returned to work and there has been a gradual ramp-up in operations with only one mine still closed. Moreover, the violence of the strikes in the platinum mining sector has also subsided.

          The platinum mining industry in South Africa has been particularly hard hit during the last twelve months due to increased demands from labor, combined with rising operating costs and low platinum and palladium (“PGM”) prices. The recent strikes are estimated to have contributed to a 12% decline in platinum production within the South African mining industry during 2012. This has resulted in poor share price performance from the sector as well as a nearly 100% turnover in the industry’s senior management. The CEOs of all four of the largest South African PGM producers have changed in the last six months of 2012, leaving the future stewardship of the sector to a new crop of managers. We continue to expect some difficulties ahead as the PGM industry is likely to face a series of layoffs in the coming year as it seeks to rebalance its operating cost profile in order to regain its financial health. Wage talks within the PGM and gold mining industries in mid-2013 may result in additional periods of labor instability in South Africa. Unfortunately, we expect that the currently elevated level of social unrest will continue to negatively affect the South African mining industry for some time to come.

Chart 4: Aggregate South African Exposure

          Source: ASA Gold and Precious Metals Limited

          The issues negatively affecting the South African mining industry cannot be solved by the mining industry alone and will need to be addressed through a sustained and collaborative approach driven by the South African Government and broader society. As stated by J.P. Morgan’s research team, “Until greater clarity emerges, whether by the actions of the mining companies, Government, or unions, a positive bias towards the South African mining sector is difficult to justify.” As a consequence of the continued decline in the quality of South African mining operations and the lower level of dividend payments being received from the PGM companies, ASA’s management has felt compelled to lower the portfolio’s weighting to the South African mining industry as a whole during the last year. Overall, ASA’s investments in South Africa declined from 19.3% at fiscal year-end 2011 to 12.1% at fiscal year-end 2012. The Company’s weighting to the PGM sector declined from an estimated 8.7% at fiscal year-end 2011 to 4.8% at fiscal year-end 2012 as a result of the underperformance of these companies combined with the sale of some investments by ASA.

          ASA has continued to hold its investments in physical platinum and palladium through ETFs, as we believe that the fundamentals for the metal itself have continued to improve due to the improving economic outlook in combination with limited growth in global PGM supply. We continue to believe that there is some diversification benefit to holding PGMs within a precious metals portfolio such as ASA’s.

Changes to the Portfolio

          Gold royalty companies such as Franco-Nevada Corporation and Royal Gold Inc. contributed positively to ASA’s performance during the last year as these companies are perceived as being isolated from many of the risks generally associated with the mining industry. A royalty company provides liquidity to the mining industry and thus, in a capital intensive industry such as mining, can prosper during periods of capital scarcity. The advantage of this business model is that income in a royalty company is determined by the revenue of the underlying project and is not subject to operating cost inflation as is the case with most mining companies. During the 2012 fiscal year, ASA increased its ownership in the shares of Franco-Nevada Corporation, while our investment in Royal Gold Inc. continued to contribute nicely to the portfolio’s total return.

Chart 5: ASA Portfolio Allocation – November 30, 2012

          Source: ASA Gold and Precious Metals Limited

          ASA’s investments in South Africa were reduced during the year as a result of the many trends identified previously. ASA sold portions of its investments in Anglo American Platinum Limited, Anglo American plc, AngloGold Ashanti Limited, Impala Platinum Holdings Limited, Lonmin Plc, and Gold Fields Limited. ASA, however, increased its investment in Harmony Gold Mining Company Limited, as we have been impressed with the progress that management has made in lowering operating costs, improvements in grade control and advancing the company’s newest development project in Papua New Guinea.

          During the year, ASA also sold the remainder of its investment in NovaGold Resources Inc. ASA purchased this investment several years ago, and as a result of the significant increase in the company’s valuation, we elected to realize the gains in this position and reallocate capital to investments we believe have a higher return potential going forward. ASA retains a very small position in NovaCopper Inc., which was distributed to the shareholders of NovaGold Resources Inc. during 2012.

          The most significant additions to the portfolio during the year include the purchase of additional shares in Silver Lake Resources Limited, a significant increase in Freeport-McMoRan Copper & Gold Inc., and new investments in CGA Mining Limited (“CGA”) and Belo Sun Mining Corp. CGA recently accepted an offer to be acquired by B2Gold Corp. (“B2Gold”) of Canada and thus, will be either sold or converted to B2Gold shares shortly. Belo Sun Mining Corp., ASA’s newest portfolio holding, is de-

veloping the Volta Grande project in Brazil. This project is now well into the permitting and engineering stages of its development and the successful receipt of permits could see this company develop into one of Brazil’s larger gold producers. The addition of Freeport-McMoRan Copper & Gold Inc. to the portfolio is attributable to the very high quality of Freeport’s assets and a sharp decline in Freeport’s share price following a slowing of Chinese economic growth and a recently announced acquisition. We believe that a recent decline in Freeport’s share price provided a very attractive entry point for long-term investors such as ASA.

          Some investments have not worked out as hoped when they were originally purchased. During the year, ASA liquidated its investment in Centamin plc, the Egyptian gold miner, as it became increasingly evident that the Egyptian revolution had not resulted in an improved business environment as hoped. Continued operating problems from shortages of supplies, export restrictions, and questions regarding the ownership status of the project have negatively affected results and investor confidence in management. Likewise, investments made by ASA during the 2011 fiscal year in Stornoway Diamond Corporation and West Kirkland Mining Inc. have not worked out as well as hoped, given the difficult environment for financing new mining projects. We continue to work with both companies with the goal of creating more value for ASA’s shareholders. ASA increased its investment in Centerra Gold Inc. during the year following a visit to the company’s operations in the Kyrgyz Republic. Unfortunately, continued political discussions within the country regarding the status of this project have negatively affected the performance of the share price despite a significant increase in the company’s gold reserves during the year.

Economic Uncertainty Driving Gold Price

          Gold traders are struggling between the potentially bullish indicators of continued instability within the European Union and the more bearish signs of continued economic improvement in the United States. We believe that the longer the U.S. Federal Reserve maintains a loose monetary policy, the higher the propensity for rising inflation rates, which could provide further support for the gold price during the coming year. On the other hand, gold investors will likely view any improvement in the U.S. economy and any ending of loose U.S. monetary policy as short-term negatives for gold prices.

          All of the factors that have driven investor interest in gold during the last twelve years remain in the market today. Growing expectations of further quantitative easing and prolonged loose monetary policies, coupled with unsustainable debt levels in the major economies, have led many investors to consider gold as a necessary portion of their investment portfolio. Further, the decline in the valuation of gold and precious metals mining companies leave us convinced that gold and precious metals mining companies represent a compelling investment for long-term investors.

          As always, we appreciate the support from both our Board of Directors and our shareholders over the past year.

David Christensen
President, Chief Executive Officer and Chief Investment
Officer
January 19, 2013

*   *   *   *   *   *

          Copies of financial reports for ASA Gold and Precious Metals Limited, as well as its latest net asset value, may be requested from ASA Gold and Precious Metals Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA (650) 376-3135 or (800) 432-3378, and may be found on the Company’s website (www.asaltd.com). We would like to call to your attention the availability of the Dividend Reinvestment and Stock Purchase Plan. See page 21 of this report for information on how shareholders can participate in this plan.

*   *   *   *   *   *

          The Annual General Meeting of Shareholders will be held on Thursday, March 14, 2013 at 10:00 a.m. at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, New York, USA. We look forward to your attendance.

*   *   *   *   *   *

Forward-Looking Statements

          This shareholder letter includes forward-looking statements within the meaning of U.S. federal securities laws that are intended to be covered by the safe harbors created thereunder. The Company’s actual performance or results may differ from its beliefs, expectations, estimates, goals and projections, and consequently, investors should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally can be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek,” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statements are not forward-looking. The Company’s performance or results can fluctuate from month to month depending on a variety of factors, a number of which are beyond the Company’s control and/or are difficult to predict, including without limitation: the Company’s investment decisions, the performance of the securities in its investment portfolio, economic, political, market and financial factors, and the prices of gold, platinum and other precious minerals that may fluctuate substantially over short periods of time. The Company assumes no obligation to revise, correct or update the forward-looking statements as a result of new information, future events or otherwise.

          The Company concentrates its investments in the gold and precious minerals sector. This sector may be more volatile than other industries and may be affected by movements in commodity prices triggered by international monetary and political developments. The Company is a non-diversified fund and, as such, may invest in fewer investments than that of a diversified portfolio. The Company may invest in smaller-sized companies that may be more volatile and less liquid than larger more established companies. Investments in foreign securities, especially those in the emerging markets, may involve increased risk as well as exposure to currency fluctuations. Shares of closed-end funds frequently trade at a discount to net asset value. All performance information reflects past performance and is presented on a total return basis. Past performance is no guarantee of future results. Current performance may differ from the performance shown.

          This shareholder letter does not constitute an offer to sell or solicitation of an offer to buy any securities.

Certain investment policies and restrictions (unaudited)

The following is a summary of certain of the Company’s investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

The Concentration of Investments in a Particular Industry or Group of Industries. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment.

If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

The Percentage of Voting Securities of any one Issuer that the Company May Acquire. It is a non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders
ASA Gold and Precious Metals Limited

          We have audited the accompanying consolidated statement of assets and liabilities of ASA Gold and Precious Metals Limited (the “Company”) including the consolidated schedule of investments, as of November 30, 2012, and the related consolidated statement of operations, the consolidated statement of changes in net assets, and the financial highlights for year ended November 30, 2012. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the consolidated statement of assets and liabilities, as of November 30, 2011, and the consolidated statement of operations and the consolidated statement of changes in net assets for the year ended November 30, 2011, and the financial highlights for each of the four years in the period ended November 30, 2011, and in their report, dated January 24, 2012, they expressed an unqualified opinion on those financial statements and financial highlights.

          We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated position of the Company, as of November 30, 2012, and the results of their operations, the changes in their net assets, and the financial highlights for the year ended November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 19, 2013

Consolidated schedules of investments

November 30, 2012 and November 30, 2011

	2012			2011

Name of Company	Shares/ Principal Amount	Value	Percent of Net Assets	Shares/ Principal Amount	Value	Percent of Net Assets

Common Shares and Warrants
Gold and silver investments
Gold mining, exploration, development and royalty companies
Australia
Centamin plc, (1)	—	$—	—%	3,250,000	$5,366,093	0.9%
CGA Mining Limited, (1)	1,343,700	3,364,655	0.7	—	—	—
Newcrest Mining Limited – ADRs	1,315,000	34,847,500	7.5	1,565,000	56,981,650	9.1
Silver Lake Resources Limited, (1)	1,550,000	5,608,700	1.2	1,100,000	4,049,445	0.6

		43,820,855	9.4		66,397,188	10.6

Canada
Agnico-Eagle Mines Limited	479,300	26,744,940	5.7	475,000	21,318,000	3.4
Alacer Gold Corp., (1)	1,343,400	6,106,364	1.3	1,343,400	15,579,479	2.5
Barrick Gold Corporation	1,250,000	43,162,500	9.3	1,250,000	66,100,000	10.6
Belo Sun Mining Corp., (1)	2,000,000	3,459,372	0.7	—	—	—
Centerra Gold Inc.	625,000	5,600,111	1.2	325,000	7,269,779	1.2
Detour Gold Corporation, (1)	250,000	6,184,634	1.3	250,000	7,304,668	1.2
Eldorado Gold Corporation	650,000	9,412,000	2.0	650,000	11,739,000	1.9
Franco-Nevada Corporation	225,000	12,720,736	2.7	125,000	5,305,897	0.8
Goldcorp Inc.	1,182,400	45,758,880	9.8	1,082,400	58,114,056	9.3
IAMGOLD Corporation	600,000	7,098,000	1.5	600,000	12,108,000	1.9
Kinross Gold Corporation	1,325,000	13,356,001	2.9	1,325,000	18,510,250	3.0
Lake Shore Gold Corp., (1)	—	—	—	1,500,000	2,063,882	0.3
NovaGold Resources Inc., (1)	—	—	—	1,735,168	19,937,081	3.2
Osisko Mining Corporation, (1)	1,292,400	10,527,393	2.3	250,000	2,769,042	0.4
West Kirkland Mining Inc., (1)(2)	909,091	210,268	0.0	909,091	830,914	0.1
West Kirkland Mining Inc., C$1.50 Warrants, 11/22/2012, (1)(2)	—	—	—	454,545	—	—

		190,341,199	40.8		248,950,048	39.8

Channel Islands
Randgold Resources Limited – ADRs	444,700	47,742,992	10.2	494,700	52,888,377	8.4

Latin America
Compañia de Minas Buenaventura S.A.A. – ADRs	909,000	29,787,930	6.4	909,000	35,587,350	5.7

South Africa
AngloGold Ashanti Limited	593,194	18,371,218	3.9	793,194	38,041,584	6.1
Gold Fields Limited	1,029,577	12,643,206	2.7	1,629,577	27,605,034	4.4
Harmony Gold Mining Company Limited	400,000	3,124,000	0.7	250,000	3,537,500	0.6

		34,138,424	7.3		69,184,118	11.1

United States
Newmont Mining Corporation	620,368	29,213,129	6.3	520,368	35,842,948	5.7
Royal Gold, Inc.	210,000	16,959,600	3.6	210,000	17,104,500	2.7

		46,172,729	9.9		52,947,448	8.5

Total gold mining, exploration, development and royalty companies (Cost $234,686,320 – 2012, $212,353,051 – 2011)		392,004,129	84.0		525,954,529	84.0

Silver mining, exploration and development companies
Canada
Tahoe Resources Inc., (1)	923,200	16,423,379	3.5	923,200	16,858,040	2.7

Total silver mining, exploration and development companies (Cost $6,709,422 – 2012 & 2011)		16,423,379	3.5		16,858,040	2.7

Total gold and silver investments (Cost $241,395,742 – 2012, $219,062,473 – 2011)		408,427,508	87.6		542,812,569	86.7

Consolidated schedules of investments (continued)

November 30, 2012 and November 30, 2011

	2012			2011

Name of Company	Shares/ Principal Amount	Value	Percent of Net Assets	Shares/ Principal Amount	Value	Percent of Net Assets

Platinum and Palladium investments
Platinum and Palladium mining companies
South Africa
Anglo American Platinum Limited	220,100	$9,666,187	2.1%	345,100	$23,449,845	3.7%
Impala Platinum Holdings Limited	772,400	12,541,269	2.7	1,322,400	27,986,516	4.5

		22,207,456	4.8		51,436,361	8.2

United Kingdom
Lonmin Plc – ADRs	—	—	—	189,700	3,187,379	0.5

Exchange traded funds
ETFS Palladium Trust, (1)	40,000	2,689,000	0.6	40,000	2,428,800	0.4
ETFS Platinum Trust, (1)	10,000	1,574,400	0.3	10,000	1,539,000	0.2

		4,263,400	0.9		3,967,800	0.6

Total platinum and palladium investments (Cost $4,887,121 – 2012, $10,105,591 – 2011)		26,470,856	5.7		58,591,540	9.4

Diamond mining, exploration and development companies
Canada
Stornoway Diamond Corporation, (1)	1,639,500	873,828	0.2	1,639,500	1,482,398	0.2

Total diamond mining, exploration and development companies (Cost $3,928,898 – 2012 & 2011)		873,828	0.2		1,482,398	0.2

Diversified mineral resources companies
Canada
NovaCopper Inc., (1)	205,861	411,722	0.1	—	—	—

United Kingdom
Anglo American plc	264,800	7,346,220	1.6	414,800	15,762,923	2.5

United States
Freeport-McMoRan Copper & Gold Inc.	400,000	15,604,000	3.3	100,000	3,960,000	0.6

Total diversified mineral resources companies (Cost $15,537,363 – 2012, $5,240,272 – 2011)		23,361,942	5.0		19,722,923	3.2

Total common shares & warrants (Cost $265,749,124 – 2012, 238,337,234 – 2011)		459,134,134	98.4		622,609,430	99.4

Total investments (Cost $265,749,124 – 2012, $238,337,234 – 2011), (3)		459,134,134	98.4		622,609,430	99.4
Cash, receivables, and other assets less liabilities		7,358,519	1.6		3,470,595	0.6

Net assets		$466,492,653	100.0%		$626,080,025	100.0%

(1) Non-income producing security.

(2) Restricted security.

(3) Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2012 were $223,693,176 and $30,308,167, respectively, resulting in net unrealized appreciation on investments of $193,385,009. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2011 were $403,223,301 and $18,951,104 respectively, resulting in net unrealized appreciation on investments of $384,272,197.

ADR – American Depository Receipt

Percentage totals may not equal 100% due to independent rounding.

The notes to consolidated financial statements form an integral part of these statements.

Portfolio statistics (unaudited)*

November 30, 2012 and November 30, 2011

Geographic breakdown*	2012	2011

Canada	44.6%	42.7%
United States	14.2%	9.7%
South Africa	12.1%	19.3%
Channel Islands	10.2%	8.4%
Australia	9.4%	10.6%
Latin America	6.4%	5.7%
United Kingdom	1.6%	3.0%
Cash	1.6%	0.6%

	100.0%	100.0%

* Geographic breakdowns, which are based on company domiciles, are expressed as a percentage of total net assets.

Percentage totals may not equal 100.0% due to independent rounding.

Principal portfolio changes during the years ended	2012		2011
November 30, 2012 and 2011 (unaudited)	Increase	Decrease	Increase	Decrease

Agnico-Eagle Mines Limited	4,300			50,000
Anglo American Platinum Limited		125,000
Anglo American plc		150,000
AngloGold Ashanti Limited		200,000
Barrick Gold Corporation				50,000
Belo Sun Mining Corp.	2,000,000
Centamin plc		3,250,000	3,250,000
Centerra Gold Inc.	300,000		325,000
CGA Mining Limited	1,343,700
Compañia de Minas Buenaventura S.A.A. – ADRs				50,000
Franco-Nevada Corporation	100,000		125,000
Freeport-McMoRan Copper & Gold Inc.	300,000		100,000
Gold Fields Limited		600,000
Goldcorp Inc.	100,000
Golden Star Resources Ltd.				750,000
Harmony Gold Mining Company Limited	150,000		250,000
Impala Platinum Holdings Limited		550,000
Kinross Gold Corporation			200,000
Lake Shore Gold Corp.		1,500,000
Lonmin Plc – ADRs		189,700
Newcrest Mining Limited – ADRs		250,000		100,000
Newmont Mining Corporation	100,000
NovaCopper Inc.	205,861
NovaGold Resources Inc. 5.5% 5/1/2015				5,000,000
NovaGold Resources Inc.		1,735,168		572,523
Osisko Mining Corporation	1,042,400
Randgold Resources Limited – ADRs		50,000		100,000
Silver Lake Resources Limited	450,000		1,100,000
West Kirkland Mining Inc., (1)			909,091
West Kirkland Mining Inc., C$1.50 Warrants, 11/22/2012 expired, (1)		454,545	454,545
Yamana Gold Inc.				600,000

(1)	Restricted security.

Consolidated statements of assets and liabilities

November 30, 2012 and 2011

	2012	2011

Assets

Investments, at value
Cost $265,749,124 in 2012 $238,337,234 in 2011	$459,134,134	$622,609,430
Cash & cash equivalents	8,246,122	9,159,668
Interest receivable	—	—
Dividends receivable	480,885	809,176
Other assets	151,925	136,567

Total assets	$468,013,066	$632,714,841

Liabilities

Payable for securities purchased	$—	$5,098,400
Accrued affiliate expense	740,457	645,593
Accounts payable and accrued liabilities	147,530	228,638
Liability for retirement benefits due to current and future retired directors	632,426	662,185

Total liabilities	$1,520,413	$6,634,816

Net assets	$466,492,653	$626,080,025

Common shares $1 par value
Authorized: 40,000,000 shares in 2012 and 30,000,000 shares in 2011
Issued and Outstanding: 19,289,905 shares in 2012 and in 2011	$19,289,905	$19,289,905
Share premium (capital surplus)	1,372,500	1,372,500
Undistributed net investment income	20,382,825	20,382,825
Undistributed net realized gain from investments	343,202,471	309,130,485
Undistributed net realized (loss) from foreign currency transactions	(111,139,960)	(108,370,820)
Net unrealized appreciation on investments	193,385,010	384,272,197
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	(98)	2,933

Net assets	$466,492,653	$626,080,025

Net asset value per share (Based on outstanding shares of 19,289,905 in 2012 and 19,289,905 in 2011)	$24.18	$32.46

The closing price of the Company’s shares on the New York Stock Exchange was $22.00 and $28.85 on November 30, 2012 and 2011, respectively.

The notes to consolidated financial statements form an integral part of these statements.

Consolidated statements of operations

Years ended November 30, 2012 and 2011

	2012	2011

Investment income
Dividend income (net of foreign withholding taxes of $1,078,549 and $632,892, respectively and ADR fees of $63,084 and $101,554, respectively)	$5,746,005	$5,685,086
Interest income	8,498	215,976

Total investment income	5,754,503	5,901,062

Expenses
Shareholder reports and proxy expenses	125,402	138,633
Directors’ fees and expenses	272,682	276,343
Retired directors’ fees	90,000	101,250
Investment research	886,383	908,053
Administration and operations	1,581,144	1,329,353
Fund accounting	169,676	164,326
Transfer agent, registrar and custodian	128,144	174,403
Legal fees	385,203	458,986
Audit fees	54,550	105,001
Professional fees – other	300	30,101
Insurance	155,769	135,572
Dues and listing fees	25,000	35,000
Adviser operating expenses	185,071	98,519
Other	3,403	3,174

Total expenses	4,062,727	3,958,714
Less – reduction in retirement benefits due to directors	(29,759)	(96,288)

Net expenses	4,032,968	3,862,426

Net investment income (loss)	1,721,535	2,038,636

Net realized and unrealized gain from investments and foreign currency transactions
Net realized gain from investments
Proceeds from sales	67,213,881	42,414,541
Cost of securities sold	27,533,266	19,632,082

Net realized gain from investments	39,680,615	22,782,459

Net realized income (loss) from foreign currency transactions
Investments	(2,754,689)	—
Foreign currency	(14,451)	21,839

Net realized gain (loss) from foreign currency transactions	(2,769,140)	21,839

Net increase (decrease) in unrealized appreciation on investments
Balance, beginning of period	384,272,197	441,099,552
Balance, end of period	193,385,010	384,272,197

Net increase (decrease) in unrealized appreciation on investments	(190,887,187)	(56,827,355)

Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	(3,031)	2,947

Net realized and unrealized gain (loss) from investments and foreign currency transactions	(153,978,743)	(34,020,110)

Net increase (decrease) in net assets resulting from operations	$(152,257,208)	$(31,981,474)

The notes to consolidated financial statements form an integral part of these statements.

Consolidated statements of changes in net assets

Years ended November 30, 2012 and 2011

	2012	2011

Net investment income (loss)	$1,721,535	$2,038,636
Net realized gain (loss) from investments	39,680,615	22,782,459
Net realized gain (loss) from foreign currency transactions	(2,769,140)	21,839
Net increase (decrease) in unrealized appreciation on investments	(190,887,187)	(56,827,355)

Net increase in unrealized gain (loss) on translation of assets and liabilities in foreign currency	(3,031)	2,947

Net increase (decrease) in net assets resulting from operations	(152,257,208)	(31,981,474)
Dividends paid/payable
From net investment income	(1,721,535)	(3,475,185)
From net realized gain from investments	(5,608,629)	(3,472,183)

Adjustment – share repurchase

Cost of common shares purchased	—	(4,623,996)

Net increase (decrease) in net assets	(159,587,372)	(43,552,838)
Net assets, beginning of period	626,080,025	669,632,863

Net assets, end of period (including undistributed net investment income of $20,382,825 in 2012 and 2011, respectively)	$466,492,653	$626,080,025

The notes to consolidated financial statements form an integral part of these statements.

Notes to consolidated financial statements

Years ended November 30, 2012 and 2011

1. Organization These consolidated financial statements include ASA Gold and Precious Metals Limited (the “Company”), and its wholly owned subsidiary, ASA Gold and Precious Metals Advisers, LLC. The Company is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and was organized as an exempted limited liability company under the laws of Bermuda. ASA Gold and Precious Metals Advisers, LLC is registered as an investment adviser with the State of California and is organized under the laws of Delaware.

2. Summary of significant accounting policies

The following is a summary of the significant accounting policies:

A. Security valuation

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) or the Toronto Stock Exchange (the “TSX”), whichever is later, on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available. Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Company’s Board of Directors. If a security is valued at a “fair value”, that value may be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded on the NYSE, the securities normally are fair valued based on the last reported sales price of the ADRs.

The difference between cost and market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

B. Restricted securities

At November 30, 2012 and November 30, 2011, the Company held investments in restricted securities of 0.0% and 0.1% of net assets, respectively, valued in accordance with procedures approved by the Company’s Board of Directors as follows:

Restricted Securities November 30, 2012

Shares	Cost	Issuer	Value Per Unit	Value	Acquisition Date
909,091	$1,008,370	West Kirkland Mining, Inc.	$0.23	$210,268	11/22/2011

Restricted Securities November 30, 2011

Shares / Warrants	Cost	Issuer	Value Per Unit	Value	Acquisition Date
909,091	$1,008,370	West Kirkland Mining, Inc.	$0.91	$830,914	11/22/2011
454,545	$0	West Kirkland Mining, Inc.,	$0.00	$0	11/22/2011
		C$1.50 Warrants, 11/22/2012

C. Fair value measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Notes to consolidated financial statements (continued)

Years ended November 30, 2012 and 2011

Level 1 – unadjusted quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2012 and November 30, 2011 in valuing the Company’s investments at fair value:

Investments in Securities Measurements at November 30, 2012

Description (1)	Level 1	Level 2	Level 3	Total

Common Shares
Gold and silver investments	$374,078,816	$34,348,692	$—	$408,427,508
Platinum and palladium investments	26,470,856	—	—	26,470,856
Diamond mining, exploration and development companies	873,828	—	—	873,828
Diversified mineral resources companies	16,015,722	7,346,220	—	23,361,942

Total	$417,439,222	$41,694,912	$—	$459,134,134

Transfers in and out of levels are recognized at the end of the period. There were no transfers in and out of Levels, 1, 2, and 3 at November 30, 2012.

(1) See consolidated schedules of investments for country classifications.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy; quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is evaluating the implications of ASU 2011-04, and its impact on future financial statements.

Investments in Securities Measurements at November 30, 2011

Description (1)	Level 1	Level 2	Level 3	Total

Common Shares and Warrants
Gold and silver investments	$468,262,357	$74,550,212	$—	$542,812,569
Platinum and palladium investments	55,404,161	3,187,379	—	58,591,540

Diamond mining, exploration and development companies	1,482,398	—	—	1,482,398
Diversified mineral resources companies	3,960,000	15,762,923	—	19,722,923

Total	$529,108,916	$93,500,514	$—	$622,609,430

(1) See consolidated schedules of investments for country classifications.

D. Cash & Cash Equivalents

The Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. The majority of the Company’s cash equivalents at November 30, 2012 and 2011 consisted of overnight deposit of excess funds in a commercial paper sweep instrument issued by JPMorgan Chase & Co.

Notes to consolidated financial statements (continued)

Years ended November 30, 2012 and 2011

E. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported one hour after the Valuation Time. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the statements of operations.

F. Securities Transactions and Investment Income

During the year ended November 30, 2012, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $67,213,881 and $57,699,846, respectively. During the year ended November 30, 2011, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $42,414,541 and $35,708,957, respectively.

Dividend income is recorded on the ex-dividend date, net of withholding taxes, if any. Interest income is recognized on the accrual basis.

G. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

H. Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

I. Basis of Presentation

The consolidated financial statements are presented in U.S. dollars.

J. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years. As of November 30, 2012 and November 30, 2011, the Company has not recorded any unrecognized tax benefits. The Company’s policy, if it had unrecognized benefits, is to recognize accrued interest and penalties in operating expenses.

3. Tax status of the Company The Company is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activities in the United States is trading in stocks or securities for its own account; and under the U.S. federal tax law that activity does not constitute a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to withholding tax.

4. Exemptive Order The Company is a closed-end investment company and operates pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”) pursuant to Section 7(d) of the 1940 Act (the “Order”). The Order is conditioned upon the Company, among other things, complying with certain requirements relating to the custody and settlement of securities outside of the United States in addition to those required of other registered investment companies. These conditions have made it more difficult for Company to implement a flexible investment strategy and to fully achieve its desired portfolio diversification. As a result, the Company’s investment performance at times may be impacted. The Company has an exemptive application pending with the SEC since March 9, 2011 to modify these conditions. No assurance can be provided however that the SEC will issue an order in connection with such application.

5. Retirement plans The Company has recorded a liability for retirement benefits due to retired directors and one current director upon retirement. The liability for these benefits at November 30, 2012 and 2011 was $632,426 and $662,185, respectively. A director whose first election to the Board of Directors was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company (and any of its predecessors) for at least twelve years prior to retirement. Directors elected on or after January 1, 2008 are not eligible to participate in the plan.

6. Concentration risk The Company invests at least 80% of its total assets in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals. The Company also invests a substantial portion of its assets in countries that are domiciled and/or have operations outside of the United States, including emerging market countries, such as South Africa. The Company is, therefore, subject to gold and precious metals related risk as well

Notes to consolidated financial statements (continued)

Years ended November 30, 2012 and 2011

as risk related to investing in foreign securities, including political, economic, regulatory, liquidity, currency fluctuation, and foreign exchange risks. The Company currently is invested in a limited number of securities and thus, holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

7. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

8. Investment adviser subsidiary On July 23, 2010, the SEC granted the Company no-action relief to organize a wholly owned investment adviser subsidiary. In reliance on such relief, the Company established ASA Gold and Precious Metals Advisers, LLC (the “Adviser”) as a Delaware limited liability company on December 8, 2010.

The Company incurred allocated expenses of $185,071 and $98,519, respectively, for the administration and operations of the Adviser during the year ended November 30, 2012 and November 30, 2011, which are reflected in “Expenses” on the Consolidated Statement of Operations. On December 22, 2011, the Company segregated $12,000 in cash for the benefit of the Adviser to satisfy California Minimum Financial Requirements that apply to investment advisers registered in California. The Adviser is a taxable entity, subject to federal, state, and local taxes.

9. Compensation matters For the year ended November 30, 2012 and November 30, 2011, the aggregate remuneration paid to the Company’s officers was $1,584,808 and $1,195,000, respectively. The aggregate remuneration paid to the Company’s directors was $214,000 and $216,250, respectively. In addition, $559,675 and $565,031, respectively, was accrued for bonuses to the Company’s officers and employees.

At July 19, 2012, the Company paid $232,506 pursuant to a mutual separation agreement, unused vacation, and consideration of former General Counsel, Chief Compliance Officer, and Secretary Steven Schantz’ execution of a release and waiver of claims.

10. Operating lease commitment In September 2012, the Company extended its current lease and entered into an additional five-year operating lease agreement in San Mateo, CA for approximately 2,500 square feet to be used as office space for its employees. The lease provides for future minimum rental payments in the aggregate amount of $595,192 as of November 30, 2012. The lease contains escalation clauses relating to the tenant’s share of insurance, operating expenses and tax expenses of the lessor.

Future minimum rental commitments under the lease are as follows:

12/01/12-02/28/13	$20,902
03/01/13-02/28/14	76,938
03/01/14-02/28/15	118,880
03/01/15-02/29/16	122,452
03/01/16-02/28/17	126,124
03/01/17-02/28/18	129,896

Total	$595,192

11. Shares Repurchased In June 2011, the Company’s Board of Directors approved the reauthorization of the Share Repurchase Plan. The Company may from time to time purchase its common shares at a discount to NAV on the open market in such amounts and at such prices as the Company may deem advisable.

During the fiscal year ended November 30, 2011, the Company repurchased 150,095 common shares at a cost of approximately $4.6 million. The Company had 19,289,905 shares outstanding as of November 30, 2012 and November 30, 2011. There were no repurchases during the fiscal year ended November 30, 2012.

12. Subsequent event In accordance with U.S. GAAP provisions, management has evaluated the possibility of subsequent events existing in the Company’s financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure.

Financial highlights

	Year ended November 30

	2012	2011	2010	2009 (4)	2008 (4)

Per share operating performance (6)

Net asset value, beginning of year	$32.46	$34.45	$29.85	$15.79	$28.26

Net investment income (loss)	0.09	0.11	(0.01)	(0.01)	0.21
Net realized gain from investments	2.06	1.17	2.17	3.33	6.00
Net realized gain (loss) from foreign currency transactions	(0.15)	—	(0.04)	(0.26)	(0.37)
Net increase (decrease) in unrealized appreciation on investments	(9.90)	(2.93)	2.82	11.21	(15.89)
Net unrealized income (loss) on translation of assets and liabilities in foreign currency	—	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(7.90)	(1.65)	4.94	14.27	(10.05)
Dividends
From net investment income	(0.09)	(0.18)	(0.02)	(0.03)	(0.21)
From net realized gain on investments	(0.29)	(0.18)	(0.32)	(0.43)	(0.46)
Capital share transactions:
Effect of tender offer / share repurchase	—	0.02	—	0.25	(1.75)

Net asset value, end of year	$24.18	$32.46	$34.45	$29.85	$15.79

Market value per share, end of year	$22.00	$28.85	$33.87	$26.52	$14.08

Total investment return
Based on market price per share (1)	(22.43%)	(13.73%)	29.09%	101.15%	(42.12%)
Based on net asset value per share (2)	(24.20%)	(4.57%)	16.61%	101.97%	(43.91%)

Ratio of average net assets
Expenses (3)(5)	0.78%	0.60%	0.89%	0.81%	0.86%
Net investment income (loss)	0.33%	0.31%	(0.03%)	(0.06%)	0.80%

Supplemental data
Net assets, end of year (000 omitted)	$466,493	$626,080	$669,633	$580,355	$341,095
Portfolio turnover rate	11.24%	5.56%	10.46%	7.93%	21.33%
Shares outstanding (000 omitted)	19,290	19,290	19,440	21,240	26,400

(1) Total investment return is calculated assuming a purchase of common shares at the current market price at close the day before and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(2) Total investment return is calculated assuming a purchase of common shares at the current net asset value at close the day before and a sale at the current net asset value on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(3) The reduction in retirement benefits due to directors reduced the ratio of expenses to average net assets in 2009 from .87% to .81%.

(4) Per share amounts and shares outstanding or weighted average shares have been restated to reflect 3-for-1 stock split that occurred in May 2010.

(5) The “Adviser operating expenses” impacted the expense ratio by 0.04% and 0.02% during fiscal years 2012 and 2011, respectively.

(6) Per share amounts from operations have been calculated using the average shares method.

The notes to consolidated financial statements form an integral part of these statements.

Certain tax information for
U.S. shareholders(1) (unaudited)

          The following is of a general nature only and is not, and should not be interpreted as, legal or tax advice to any particular U.S. shareholder of the Company. Due to the complexity and potentially adverse effect of the applicable tax rules summarized below, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations.

          Under rules enacted by the Tax Reform Act of 1986, the Company became a “passive foreign investment company” (a “PFIC”) on December 1, 1987. The manner in which these rules apply depends on whether a U.S. shareholder (1) elects to treat the Company as a qualified electing fund (“QEF”) with respect to their Company shares, (2) elects to “mark-to-market” their Company shares as of the close of each taxable year, or (3) makes neither election.

          In general, if a U.S. shareholder of the Company does not make either such election, any gain realized on the disposition of their Company shares will be treated as ordinary income. In addition, such a shareholder will be subject to an “interest charge” on part of their tax liability with respect to such gain as well as with respect to an “excess distribution” made by the Company (as explained in the following paragraph). Furthermore, shares held by such a shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a “disposition” would include a U.S. taxpayer’s becoming a nonresident alien.

          As noted, the general tax consequences described in the preceding paragraph apply to an “excess distribution” on Company shares, which means the total distributions by the Company a shareholder receives during a taxable year that are more than 125% of the average amount it distributed for the three preceding taxable years.* If the Company makes an excess distribution in a year, a U.S. shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the entire holding period for their shares. That allocation would result in tax being payable at the highest applicable rate in the prior taxable years to which the distribution is allocated and interest charges being imposed on the resulting “underpayment” of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a U.S. shareholder as a normal dividend,** with no interest charge.

          If a U.S. shareholder elects to treat the Company as a QEF for the first year in which the shareholder holds Company shares, the rules described in the preceding paragraphs generally would not apply. Those rules also would not apply to a U.S. shareholder who makes the QEF election after such first year and also elects to treat their shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective, in which event the gain from such “deemed sale” would be treated as an excess distribution (and taxed as described above). Instead, the electing U.S. shareholder would include annually in their gross income their pro rata share of the Company’s ordinary earnings and net capital gain (their “QEF inclusion”), regardless of whether such income or gain was actually distributed. A U.S. shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of their shares if those shares were held as capital assets.

          Alternatively, if a U.S. shareholder makes a mark-to-market election with respect to Company shares, such shareholder would be required annually to report any unrealized gain with respect to their shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by an electing U.S. shareholder on a sale or other disposition of their Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on their resulting tax liability. Special rules apply to a U.S. shareholder who held their PFIC stock prior to their first taxable year for which the mark-to-market election was effective.

          A U.S. shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to them to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in their Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to them that are not taxable as described in the preceding sentence. Special rules apply to U.S. shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

          A QEF election is effective for the shareholder’s taxable year and may not be revoked without the consent of the Internal Revenue Service (“IRS”). A shareholder who first held their Company shares after November 30, 2011, and who files their tax return on the basis of a calendar year may make a QEF election on their 2012 federal income tax return. A shareholder of the Company who first held their Company shares on or before that date may also make the QEF election on that return but should consult their tax advisor concerning the tax consequences and special rules that apply when a QEF election could have been made with respect to the Company for an earlier taxable year.

(1) Excluding qualified retirement plans, individual retirement accounts and other tax-exempt U.S. shareholders.

* For example, the Company paid annual dividends (restated for the 3-for-1 stock split in May 2010) of $0.36, $0.34, and $0.46 per share during 2011, 2010, and 2009, respectively, an average per year of $0.3867 per share. Accordingly, any dividends paid during 2012 in excess of $0.4833 per share (125% of $0.3867) would be treated as an excess distribution for that year. (All amounts in U.S. currency.)

** Because the Company is a PFIC, dividends it pays will not qualify for the 15% and 20% maximum U.S. federal income tax rates on “qualified dividend income” that individuals receive and instead will be taxed at rates up to 39.6%.

          A QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, a QEF election is made on IRS Form 8621, which must be completed and attached to a timely filed federal income tax return in which the shareholder reports their QEF inclusion for the taxable year to which the election applies. In order to allow U.S. shareholders to make QEF elections and to comply with the applicable annual reporting requirements, the Company annually provides them a “PFIC Annual Information Statement” containing certain information required by Treasury regulations.

          In early 2013, the Company will send to U.S. shareholders the PFIC Annual Information Statement for its 2012 taxable year. Such annual information statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form 8621 to their federal income tax return each year. Other U.S. shareholders also must attach completed Forms 8621 to their federal income tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon.

          The Internal Revenue Code was amended in 2010 by the addition of a new subsection that requires U.S. shareholders of a PFIC to file an annual report containing information the IRS requires. The Department of the Treasury and the IRS have announced that they intend to issue regulations under the new subsection and that the IRS intends to release a revised Form 8621 modified to reflect the requirements thereof. They went on to state that, pending the release of the revised form, the new reporting requirement is suspended for PFIC shareholders who or that are not otherwise required to file Form 8621 as provided in the current instructions to the form. PFIC shareholders with Form 8621 reporting obligations as provided in those instructions (e.g., upon disposition of stock of a PFIC or with respect to a QEF) must continue to file the current Form 8621 with a return filed before the release of the revised Form 8621.

          Special rules apply to U.S. persons who hold Company shares through intermediate entities or persons and to U.S. shareholders who directly or indirectly pledge their shares, including those in a margin account.

          Ordinarily, the tax basis that is obtained by a transferee of property on the property owner’s death is adjusted to the property’s fair market value on the date of death (or alternate valuation date). If a U.S. shareholder dies owning Company shares with respect to which they did not elect QEF treatment (or elected such treatment after the first taxable year in which they owned shares in which the Company was a PFIC and did not elect to recognize gain, as described above), the transferee of those shares will not be entitled to adjust the tax basis in such shares to their fair market value on the date of death (or alternate valuation date). In that case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder’s basis therein immediately before their death. If a U.S. shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in such shareholder’s holding period during which the Company was a PFIC (or the shareholder made a “deemed sale election”), then the basis increase generally will be available.

Dividend reinvestment and stock purchase plan

          Computershare Trust Company, N.A. (“Computer-share”) has been authorized by the Company to offer and administer the Computershare Investment Plan, a direct stock purchase and dividend reinvestment plan (“CIP”) to shareholders as well as new investors or non-shareholders. Shareholders and new investors may elect to participate in the CIP by signing an enrollment form or by going to www.computershare.com/investor and following the instructions. New investors or non shareholders must include a minimum initial investment of at least $500. Computershare as agent will apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the CIP) and (ii) any optional cash purchases ($50 minimum, subject to an annual maximum of $250,000) received from such participant.

          For the purpose of making purchases, Computershare will commingle each participant’s funds with those of all other participants in the CIP. The price per share of shares purchased for each participant’s account shall be the weighted average price of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash purchases being invested. Any stock dividends or split shares distributed on shares held in the CIP will be credited to the participant’s account.

          A one-time $10 enrollment fee to establish a new account for a new investor or non-shareholder will be deducted from the purchase amount. For each participant, each dividend reinvestment will entail a transaction fee of 5% of the amount reinvested, up to a maximum of $3.00 plus $0.03 per share purchased. Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.03 per share purchased. If a participant has funds automatically deducted monthly from his or her savings or checking account, for each debit the transaction fee is $2.50 plus $0.03 per share purchased. Fees will be deducted from the purchase amount. Each batch order sale will entail a transaction fee of $15 plus $0.12 per share sold. Each market order sale will entail a transaction fee of $25 plus $0.12 per share sold. Fees are deducted from the proceeds derived from the sale. All per share fees include any brokerage commissions Computershare is required to pay. Additional fees are charged by Computershare for specific shareholder requests such as copies of account statements for prior years ($10 per year requested) and a returned check and ACH reject fee of $25.

          Participation in the CIP may be terminated by a participant at any time by written, telephone or Internet instructions to Computershare. Upon termination, a participant will receive a certificate for the whole number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares. Dividends reinvested by a shareholder under the CIP will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain tax information for U.S. shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

          To participate in the CIP, shareholders may not hold their shares in a “street name” brokerage account.

          Additional information regarding the CIP may be obtained from Computershare, P.O. Box 43078, Providence, RI 02940-3078. Information may also be obtained on the Internet at www.computershare.com/investor or by calling Computershare’s Telephone Response Center at (781) 575-2879 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy notice

          The Company is committed to protecting the financial privacy of its shareholders.

          We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

          We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company employees, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards to protect the confidentiality of nonpublic personal information.

Results of proposals presented at the annual general meeting of shareholders

          The following votes were cast at the Annual General Meeting of Shareholders held on March 15, 2012:

Election of Directors

		For	Against	Abstain

David Christensen		14,288,889	3,031,339	151,137
Phillip Goldstein		16,985,510	313,593	172,262
Michael Mead		17,066,775	260,394	144,197
Andrew Pegge		16,996,270	324,555	150,540
Robert Pilkington		14,309,208	3,016,195	145,962

Appointment of Independent Registered Public Accounting Firm

		For	Against	Abstain

Tait, Weller & Baker LLP		17,274,277	84,512	112,576

Increase authorized shares and share capital

	For	Against	Abstain	Broker Non-Votes

	13,669,979	3,645,431	155,955	0

Repurchase shares to be held as treasury shares

	For	Against	Abstain	Broker Non-Votes

	14,078,546	3,246,514	146,305	0

Proxy voting

          The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the twelve month period ended June 30, 2012 are available on the Company’s website at www.asaltd.com and on the SEC’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling (800) 432-3378.

Form N-Q

          The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings on Form N-Q also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Common shares repurchased

          Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Company is authorized to purchase its common shares in the open market if the discount to net asset value exceeds a certain threshold as determined by the Board of Directors from time to time. The Company may purchase its common shares in such amounts and at such prices as the Company may deem advisable. There can be no assurance that such action will reduce the discount. During the fiscal year ended November 30, 2011, the Company repurchased and subsequently cancelled 150,095 of its own shares at a cost of $4.6 million. There were no repurchases during the fiscal year ended November 30, 2012. The Company had 19,289,905 shares outstanding on November 30, 2012.

Board of Directors and Officers
of ASA Gold and Precious
Metals Limited

Directors are elected at each annual general meeting of shareholders to serve until the next annual general meeting. The address of each director and officer is c/o ASA Gold and Precious Metals Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA 94402.

Interested Director*

David Christensen (50)

Position held with the Company: President and Chief Executive Officer since February 2009; Vice President Investments from May 2007 to February 2009; Director since 2008; and Chief Investment Officer since May 2010
Other principal occupations during past 5 years: Vice President, Corporate Development for Gabriel Resources Ltd. from 2006 to 2008.
Other Directorships held by Director: Director of Denver Gold Group (non-profit industry association)

Independent Directors

Michael Mead (60)	Andrew Pegge (49)

Position held with the Company: Chairman (non-executive) since 2011; Director since 2010
Principal occupation during past 5 years: Held investment research and portfolio management positions from 1997 to his retirement in 2008, (Director—Global Equities from 2004 to 2008) with the Howard Hughes Medical Institute Investment Department which manages the Institute’s endowment.

Phillip Goldstein (67)
Position held with the Company: Director since 2008
Principal occupations during past 5 years: Principal of Brooklyn Capital Management LLC, a registered investment advisor since 2009; Principal of Bulldog Holdings, LLC, which owns several entities serving as the general partner of several private investment partnerships, since 1992. Chairman, The Mexico Equity and Income Fund, Inc.; Chairman, Brantley Capital Corporation (in liquidation); Director, Korea Equity and Income Fund, Inc. (until August 2012); Chairman, Imperial Holdings, Inc.; Director, MVC Capital, Inc.

Position held with the Company: Deputy Chairman (nonexecutive) since February 2009; Director since 2008
Principal occupations during past 5 years: Director and Chief Executive Officer of Laxey Partners Limited (global active value fund manager) since 1999.

Robert Pilkington (67)
Position held with the Company: Director since 2004 (ASA Limited South Africa from 1979 to 2005)
Principal occupations during past 5 years: Investment banker. Senior Adviser since November 2011 and prior thereto was Managing Director of UBS Securities LLC. Other Directorships held by Director: Director of Avocet Mining PLC (gold mining company)

Other Officers Rodney Yee (52)	Deborah Djeu (50)**

Position held with the Company: Chief Operating Officer, Chief Financial Officer, and Treasurer since September 2010
Other principal occupations during past 5 years: Chief Operating Officer and Chief Compliance Officer for California Investment Trust and affiliated companies from 2005 to 2010. Independent Trustee Firsthand Funds since 2010 and Director Firsthand Technology Value Fund, Inc. since 2011.

Position held with the Company: Chief Compliance Officer, Chief Legal Officer, and Corporate Secretary since September 2012
Principal occupations during past 5 years: Chief Compliance Officer – Mutual Funds 2008 – 2012; Deputy Chief Compliance Officer 2007 – 2008, and Risk Management Committee Chair for Genworth Financial Wealth Management, Inc. from 2007 – 2012.

*	By reason of being an Officer of the Company
**	Deborah Djeu replaced Paul Wustrack, Jr. on September 13, 2012 as Chief Compliance Officer, Chief Legal Officer, and Corporate Secretary of the Company.

Other information

Executive Office
400 S. El Camino Real, Suite 710
San Mateo, CA 94402 U.S.A.
(800) 432-3378

Registered Office
Canon’s Court
22 Victoria Street
Hamilton HM 12, Bermuda

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP, Philadelphia, PA, U.S.A.

Counsel
Appleby, Hamilton, Bermuda
K&L Gates LLP, Washington, DC, U.S.A.

Custodian
JPMorgan Chase Bank, N.A.
New York, NY, U.S.A.

Fund Accountants
Kaufman Rossin Fund Services, LLC
Miami, FL, U.S.A.

Shareholder Services
ASA Gold and Precious Metals Limited
400 S. El Camino Real, Suite 710
San Mateo, CA 94402 U.S.A.
(800) 432-3378

Transfer Agent
Computershare Trust Company, N.A.
525 Washington Boulevard, Jersey City, NJ 07310, U.S.A.

Website: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from the Executive Office (800-432-3378). Shareholders are reminded to notify Computershare of any change of address.

Item 2.	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

	(b)	Not applicable.

(c)

During the period covered by this report, there were no amendments to the code of ethics referred to in paragraph (a) of this Item that apply to a covered person and relate to any element of such code set forth in paragraph (b) of this Item 2.

	(d)	During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in paragraph (a) of this Item.

	(e)	Not applicable.

	(f)	A copy of the registrant’s code of ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that Andrew Pegge, Chairman of the registrant’s Audit Committee, is an “audit committee financial expert” as defined in the instructions to Item 3 of Form N-CSR. Mr. Pegge is “independent” as defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for professional services rendered by the independent auditors for the audit of the registrant’s annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings for 2012 and 2011 were $50,000 and $99,000, respectively.

	(b)	Audit-Related Fees – There were no fees billed for assurance and related services rendered by the independent auditors that were reasonably related to the performance of the audit or review of the registrant’s financial statements for 2012 and 2011.

(c)

Tax Fees – The aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning for 2012 and 2011 were $5,000 and $6,000, respectively. The figures for 2012 and 2011 include fees billed for U.S. tax advisory services.

(d)	All Other Fees – There were no non-audit fees not disclosed above that were billed for products and services provided by the independent auditors for 2012 and 2011.

(e)(1)

The Audit Committee of the registrant has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non- audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934 (“Exchange Act”) which are approved by the Committee prior to the completion of the audit. Any individual project that does not exceed $25,000 may be pre-approved by the chair of the Audit Committee. Any such pre-approval by the chair of the Audit Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level requires specific pre-approval by the Audit Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service. The Committee has not established such policies and procedures.

(e)(2)	None of the services described in paragraphs (b) – (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed by the independent auditors for non-audit services rendered to the registrant for 2012 and 2011 were $5,000 and $6,000, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)

The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are: Messrs. Andrew Pegge (Chairman), Michael Mead, and Phillip Goldstein.

(b) Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ASA Gold and Precious Metals Limited

Proxy Voting Policies and Procedures

The following is a statement of the proxy voting policies and procedures of ASA Gold and Precious Metals Limited (“Company”).

Proxy Administration

The Company understands its proxy voting responsibilities and that proxy voting decisions may affect the long-term interests of its shareholders. The Company attempts to process every proxy vote it receives. However, voting proxies for shares of certain non-U.S. companies may involve significantly greater effort and cost than for shares of U.S. companies. There may be situations where the Company may not or cannot vote a proxy. For example, the Company may receive proxy material too late to act upon or the cost of voting may outweigh the benefit of voting. In addition, the Company may not receive proxy materials when it holds depository receipts, as opposed to the underlying securities. Certain issuers do not instruct the holding banks to solicit proxies from depository receipt holders.

Authority and responsibility to vote proxies with respect to the Company’s portfolio securities has been delegated to the President and, in his absence or inability to act, the Chief Compliance Officer. In evaluating proxy proposals, the President (or the Chief Compliance Officer, when appropriate) may consider information from various sources, including the board of directors (“board”) of the company presenting a proposal as well as independent sources. The ultimate decision rests with the President (or Chief Compliance Officer, when appropriate), who is accountable to the Board of Directors of the Company.

General Principles

In voting proxies, the Company will act solely in the best economic interests of its shareholders with the goal of maximizing the value of the Company’s portfolio. These policies and procedures are designed to promote accountability of a portfolio company’s management and board to its shareholders and to align their interests with those of shareholders. These policies and procedures recognize that a portfolio company’s managers are entrusted with the day-to-day operations of the company, as well as longer-term strategic planning, subject to the oversight of the company’s board.

The Company believes that the quality and depth of a portfolio company’s management and its board is an important consideration in determining the desirability of an investment. Accordingly, the recommendations of the board on many issues are given substantial weight in determining how to vote a proxy. However, each issue is considered on its own merits, and the position of the portfolio company’s board will not be supported whenever it is determined not to be in the best interests of the Company and its shareholders.

Specific Policies

A.	Routine Matters

1.

Election of Directors. In general, the Company will vote in favor of the board’s director nominees if they are running unopposed. The Company believes that the board is in the best position to evaluate the qualifications of its directors and the needs of a particular board. Nevertheless, the Company will vote against, or withhold its vote for, any nominee whom it feels is not qualified or lacks sufficient independence. When the board’s nominees are opposed in a proxy contest, the Company will evaluate which nominee’s publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbent.

2.

Ratification of Selection of Auditors. In general, the Company will rely on the judgment of the board in selecting the independent auditors. Nevertheless, the Company will examine the recommendation of the board in appropriate cases (e.g., where there has been a change in auditors based upon a disagreement on accounting matters).

3.

Stock Option and Other Equity Based Compensation Plan Proposals. The Company will generally approve the board’s recommendations with respect to the adoption or amendment of stock option plans and other equity based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

B.	Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Because voting on transactions such as acquisitions, mergers, reincorporations and reorganizations involve considerations unique to each transaction, the Company does not have a general policy in regard to voting on those transactions. The Company will vote on a case-by-case basis on each transaction.

C.	Changes in Capital Structure

The Company evaluates proposed capital actions on a case-by-case basis and will generally defer to the board’s business analysis in support of such actions. In cases where proposed capital actions support proxy defenses or act to reduce or limit shareholder rights, particular consideration will be given to all the effects of the action and the Company’s vote will be made in a manner consistent with the objective of maximizing long-term shareholder value.

D.	Anti-Takeover Proposals

In general, the Company will vote against any proposal which the Company believes would materially contribute to preventing a potential acquisition or takeover, including proposals to:

• Stagger the board;
• Introduce cumulative voting;
• Introduce unequal voting rights;
• Create supermajority voting;
• Establish preemptive rights.

In general, the Company will vote in favor of any proposals to reverse the above.

E.	Shareholder Proposals Involving Social, Moral or Ethical Matters

In general, the Company will vote in accordance with the board’s recommendation on issues that primarily involve social, moral or ethical matters, although exceptions may be made in certain instances where the Company believes a proposal has substantial economic implications.

F.	Conflict of Interest

In view of the fact that the Company is internally managed and does not have an outside investment advisor, it is unlikely that conflicts of interest will arise in voting the proxies of the Company’s portfolio companies. The Company maintains a record of the affiliated persons and ownership of more than ½ of 1% of any publicly traded companies of each director and officer of the Company including the Chief Executive Officer, Chief Compliance Officer and Chief Financial Officer. The Chief Executive Officer is primarily responsible for voting the proxies of the Company’s portfolio companies. In the event that the Chief Executive Officer has a personal conflict of interest or is unable to vote, the proxy may be voted by the Chief Compliance Officer. In cases of a conflict of interest, a record shall be maintained confirming that the Company’s vote was made solely in the interests of the Company and without regard to any other consideration.

G.	Affiliated Entity

The Company’s Proxy Voting Policies and Procedures are also applicable to the Company’s wholly owned subsidiary, ASA Gold and Precious Metals Advisers LLC (“Adviser”). Authority and responsibility to vote proxies with respect to the Adviser’s client accounts has been delegated by the Adviser to the Adviser’s Managing Member and, in his absence or inability to act, the Adviser’s Chief Compliance Officer.

Date: June 17, 2011

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, the information set forth below is as of November 30, 2012.

(a)(1)

As of the date of this filing, February 5, 2013, David J. Christensen, President and Chief Executive Officer of the registrant since February 2009, is responsible for the day-to-day management of the registrant’s portfolio. Mr. Christensen joined the registrant in 2007 as Vice President – Investments and served in that capacity until February 2009. He served as Vice President, Corporate Development of Gabriel Resources Ltd. from 2006 to 2008; was an independent financial consultant from 2003 to 2006; and was Director of Fundamental Equity Research for Credit Suisse First Boston from 2002 to 2003.

(2)

Mr. Christensen is not responsible for the day-to-day management of the portfolio of any other registered investment company, other pooled investment vehicle or other account, except his personal accounts or those of members of his family. Conflicts of interest could arise when a portfolio manager personally buys, holds or sells securities held or to be purchased or sold by the registrant. The registrant has codes of ethics and procedures designed to address potential conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(3)

Mr. Christensen’s compensation consists of a fixed salary and a discretionary bonus, each as determined annually by the Board of Directors upon the recommendation of its Compensation Committee. In determining Mr. Christensen’s compensation, the Board of Directors and Compensation Committee consider his overall performance and his management responsibilities with the registrant, including those not related to the investment performance of the registrant’s portfolio. Investment performance is based on, among other things, relative performance to the Company’s benchmark, the FTSE Gold Mines Index. Mr. Christensen also receives reimbursement of medical insurance. The Company pays the premium for Mr. Christensen’s life insurance. In addition, under certain circumstances, Mr. Christensen may be entitled to compensation in the event that his services are terminated by the registrant.

	(4)	As of the date of this filing, February 5, 2013, Mr. Christensen beneficially owns common shares of registrant having a value in the range of $50,001 to $100,000.

	(b)	Not applicable

Item 9.	Purchase of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs

December 2011–November 2012	—	—	—	—

Total	—(1)	—	—(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2) The Board reauthorized the Company’s share repurchase plan on June 17, 2011.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 23, 2013.

Item 11.	Controls and Procedures

(a)

The President and Chief Executive Officer and the Chief Financial Officer and Treasurer, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	The code of ethics that is the subject of disclosure under Item 2 above is attached hereto.

	(2)	The certification required by Rule 30a-2(a) under the 1940 Act is attached hereto.

	(3)	Not applicable.

(b)

The certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code is attached hereto. This certification is not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Gold and Precious Metals Limited

Date: February 5, 2013	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Date: February 5, 2013	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 5, 2013	By:	/s/ Rodney Yee
Rodney Yee
Chief Financial Officer and Treasurer
(Principal Financial Officer)